Household Consumer Loan Deposit Trust
Collateral Report
Number of Due Periods Since Inception                         33
Due Period                                             01-Jun-98
Distribution Date                                      14-Jul-98
Payment Date                                           15-Jul-98
*** Trust Portfolio Summary ***
Annualized Cash Yield                                     19.45%
Annualized Gross Losses                                  -10.07%
Annualized Portfolio Yield                                 9.38%


Contractual Delinquency Status of Credit Lines:
(Principal / Principal)
     30 -   59 days  ($)                            209482504.01
     30 -   59 days (%)                                    5.46%
     60 -   89 days ($)                              73857330.05
     60 -   89 days (%)                                    1.93%
     90 - 119 days ($)                                 50332442.5
     90 - 119 days (%)                                      1.31%
   120 - 149 days ($)                                  42754491.6
   120 - 149 days (%                                        1.11%
   150 - 179 days ($)                                 38355502.43
   150 - 179 days (%)                                       1.00%
   180 - 209 days ($)                                 36959088.64
   180 - 209 days (%)                                       0.96%
   210 - 239 days ($)                                 36406503.35
   210 - 239 days (%)                                       0.95%
   240 - 269 days ($)                                 35040116.89
   240 - 269 days (%                                        0.91%
   270 - 299 days ($)                                  6311493.95
   270 - 299 days (%)                                       0.95%
   300+ days  ($)                                      5814636.93
   300+ days (%)                                            0.15%

Additional Balances on Existing Credit Lines
(draws - principal only)                            54,804,433.02
Principal Collections                              134,361,033.56
Defaulted Receivables                               33,126,554.82
Finance Charge  & Administrative Collections        62,781,795.25
Recoveries                                           1,196,122.00
Average Principal Balance                        3,947,471,354.82
Personal Homeowner Lines as % of Total Principal           30.11%

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2

No. of PMTs Since Issuance:                                 23
Distribution Date:                                     07/14/98
Payment Date:                                          07/15/98
Collection Period Beginning:                           06/01/98
Collection Period Ending:                              06/30/98
Note and Certificate Accrual Beginning:                06/15/98
Note and Certificate Accrual Ending:                   07/15/98
PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation
Invested Amount                                             7.18%
OC Balance as % of Ending Participation Invested Amount 7.41% OC Balance as % of Ending Participation Invested Amount
(3 month aver                                               6.97%
Does Early Amortization Start Based on OC/Part.
Invstd. Amt. Test                                           ---
Is the MAP Over?                                            0
Is this the Early Amortization Period?                      0
Interest Allocation Percentage Calculation:
Numerator                                          673,697,031.48
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                    3,947,471,354.82
Denominator - Component (y) - Aggregate
Numerators                                       3,752,917,420.09
Applicable Interest Allocation Percentage                  17.07%
Principal Allocation Percentage Calculation:
Numerator                                          673,697,031.48
Denominator - Component (x) - Aggregate Receivables & Partc.
Interest                                         3,947,471,354.82
Denominator - Component (y) - Aggregate
Numerators                                       3,757,644,456.93
Applicable Principal Allocation Percentage                 17.07%
Default Allocation Percentage Calculation:
Numerator                                         673,697,031.48
Denominator - Component (x) - Aggregate Receivables
& Partc. Interest                               3,947,471,354.82
Denominator - Component (y) - Aggregate
Numerators                                      3,752,917,420.09
Default Allocation Percentage (Floating Allocation
Percentage)                                               17.07%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount              12,126,546.57
Series Participation Interest Default Amount
(Sec. 4.11 (a)(iii))                                 5,653,558.86
Excess of (i) 1.8% of Part. Inv. Amt.  over
(ii) Series Part. Interes                            6,472,987.71
Minimum Principal Amount                             6,472,987.71
Investor Principal Collections                      13,577,564.17
Investor Finance Charge and Admin.
Collections (4.11a)                                 10,918,820.95
Investor Allocated Defaulted Amounts                 5,653,558.86
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance   673,697,031.48
Beginning Participation Invested Amount            673,697,031.48
Ending Participation Unpaid Principal Balance      654,465,908.45
Ending Participation Invested Amount               654,465,908.45
Beginning Participation Unpaid Principal
Balance x (PRIME-1.50%)                              4,191,892.64
Note Interest and Certificate Yield Amounts Due
Pursuant to Sec. 3.05                                3,102,048.41
Participation Invested Amount x 25bps per annum        140,353.55
Participation Interest Distribution Amount           4,191,892.64
Application of Investor Finance Charges & Administrative
Collections:
Investor Finance Charge and Admin. Collections
(4.11a)                                             10,918,820.95
Servicing Fee if HFC is not the Servicer
(Sec. 4.11 (a)(i)                                           0.00
Series Participation Interest  Monthly Interest
(Sec. 4.11 (a)(ii))                                  4,191,892.64
Series Participation Interest Default Amount
(Sec. 4.11 (a)(iii))                                 5,653,558.86
Reimbursed  Series Particpation Interest Charge-Offs
(Sec. 4.11 (a)(i                                            0.00
Servicing Fee if HFC is the Servicer
(Sec. 4.11 (a)(v))                                   1,073,369.45
Excess (Sec. 4.11 (a)(vi))                                  0.00
Reconciliation Check                                        0.00
Series Participation Interest Monthly Principal
(Sec. 4.09 (a))                                     19,231,123.03
Beginning Unreimbursed Participation Interest
Charge-Offs                                                  0.00
Series Participation Interest Charge-Offs (Sec. 4.12 (a)) 0.00 Reimbursed Series Particpation Interest Charge-Offs
(Sec. 4.11 (a)(i                                             0.00
Ending Unreimbursed Participation Interest Charge-Offs       0.00
Available Investor Principal Collections            19,231,123.03
Participation Interest Distribution Amount           4,191,892.64
Series Participation Interest Charge-Offs                    0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts Due
Pursuant to Sec. 3.05                                3,102,048.41
Excess Interest                                     1,089,844.23
Beginning Net Charge-Offs                                   0.00
Reversals                                                   0.00
+Available Investor Principal Collections          19,231,123.03
+Series Participation Interest Charge Offs                  0.00
+ Lesser of Excess Interest and Carryover Charge Offs       0.00

Optimum Monthly Principal                           19,231,123.03
Are the Notes Retired ?   (0=No; 1=Yes)                     0.00
Accelerated Principal Payment                          140,353.55
Beginning Class A-1 Security Balance               418,934,892.45
Beginning Class A-2 Security Balance                52,240,000.00
Beginning Class A-3 Security Balance                67,900,000.00
Beginning Class B Security Balance                  49,370,000.00
Beginning Certificate Security Balance              36,886,000.00
Beginning Overcollateralization Amount plus APP     48,506,492.57
Beginning Class A-1 Adjusted Balance               418,934,892.45
Beginning Class A-2 Adjusted Balance                52,240,000.00
Beginning Class A-3 Adjusted Balance                67,900,000.00
Beginning Class B Adjusted Balance                  49,370,000.00
Beginning Certficate  Adjusted Balance              36,886,000.00
Beginning Overcollateralization Amount plus APP 48,506,492.57 Class A-1 Balance After Payment pursuant to clause
in Sec 3.05 (a)(ii                                 399,703,769.42
Class A-2 Balance After Payment pursuant to clause
in Sec 3.05 (a)(ii                                  52,240,000.00
Class A-3 Balance After Payment pursuant to clause
in Sec 3.05 (a)(ii                                  67,900,000.00
Class B Balance After Payment pursuant to clause
in Sec 3.05 (a)(ii)(                                49,370,000.00
Certificate Balance After Payment pursuant to clause
in Sec. 3.05(a)(                                    36,886,000.00
Class A-2 Minimum Adjusted Principal Balance        18,800,000.00
Class A-3 Minimum Adjusted Principal Balance        24,500,000.00
Class B Minimum Adjusted Principal Balance          17,800,000.00
Certificate Minimum Adjusted Principal Balance       7,900,000.00
Minimum Overcollateralization Amount                14,800,000.00
Certificate Minimum Balance Target                  19,832,934.89
Scheduled Certificate Payment to Certificate
Minimum Balance Target                              17,053,065.11
Class A-1 Targeted Balance                         340,322,272.39
Class A-2 Targeted Balance                          11,211,813.72
Class A-3 Targeted Balance                          50,726,625.15
Class B Targeted Balance                            49,541,570.93
Certificate Targeted Balance                        29,622,536.81
Class A-1:  Payment Required to get to Target       78,612,620.06
Class A-2:  Payment Required to get to Target
or Minimum Adjusted Bal                             33,440,000.00
Class A-3:  Payment Required to get to Target
or Minimum Adjusted Bal                             17,173,374.85
Class B: Payment Required to get to Target or
Minimum Adjusted Balanc                                     0.00
Certificate: Payment Required to get to Target
or Minimum Adjusted Ba                               7,263,463.19
OC: Payment to get to Minimum Overcollateralization
Amount                                              33,706,492.57
Section 3.05 Payment of Principal and Interest;
Defaulted Interest                                          0.00
Pay Certificate Yield in step (ii) (1= Yes)                 1.00
Remittances on the Participation                    23,423,015.67
Interest and Yield
(i)     Pay Class A-1 Interest Distribution -
          Sec. 3.05 (a)(i)(a)                        2,034,016.18
        Pay Class A-2 Interest Distribution -
          Sec. 3.05 (a)(i)(b)                          260,166.08
        Pay Class A-3 Interest Distribution -
          Sec. 3.05 (a)(i)(c)                          343,814.48
        Pay Class B Interest Distribution -
          Sec. 3.05 (a)(i)(d)                          259,449.64
        Pay Certificates the Certificate Yield -
          Sec. 3.05 (a)(i)(e)                          204,602.03

Principal up to Optimum Monthly Principal
(ii)    Pay Class A-1 to Targeted Principal
          Balance - Sec. 3.05 (a)(i                 19,231,123.03
        Pay Class A-2 to Targeted Principal
          Balance - Sec. 3.05 (a)(i                         0.00
        Pay Class A-3 to Targeted Principal
          Balance - Sec. 3.05 (a)(i                         0.00
        Pay Class B to Targeted Principal
          Balance - Sec. 3.05 (a)(ii)                       0.00
        ONLY Pay CertificateYield if not paid
          pursuant to Sec. 3.05 (                           0.00

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal
          Balance - Sec. 3.05 (a)                           0.00
(iv)  Pay OC Remaining Optimal Monthly Principal
          Amount - Sec. 3.05 (                              0.00

Principal up to the Accelerated Principal Payment Amount
(v)   Pay Class A-1 to Targeted Principal
          Balance - Sec. 3.05 (a)(v)(                  140,353.55
        Pay Class A-2 to Targeted Principal
          Balance - Sec. 3.05 (a)(v                         0.00
        Pay Class A-3 to Targeted Principal
          Balance - Sec. 3.05 (a)(v                         0.00
        Pay Class B to Targeted Principal
          Balance - Sec. 3.05 (a)(v)(                       0.00
        Pay Class A-1 to zero - Sec. 3.05 (a)(v)(e)         0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(v)(f)         0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(v)(g)         0.00
        Pay Class B to zero - Sec. 3.05 (a)(v)(h)           0.00

Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05 (a)(vi)(a)          0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(vi)(b)        0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(vi)(c)        0.00
        Pay Class B to zero - Sec. 3.05 (a)(vi)(d)          0.00
        Pay Certificates up to Certificate Min.
        Bal. or zero - Sec. 3                               0.00
        Pay HCLC Optimum Monthly Principal
        provided OC > zero - Sec.                           0.00
(vii)  Remaining Amounts to HCLC - Sec. 3.05 (a)(vii)  949,490.68
Total Reconciliation Check                                  0.00
Accelerated Principal Reconciliation                        0.00
Optimum Monthly Principal Reconciliation                    0.00

BOND SUMMARY:
Beginning Class A-1 Note Security Balance         $418,934,892.45
Beginning Class A-2 Note Security Balance          $52,240,000.00
Beginning Class A-3 Note Security Balance          $67,900,000.00
Beginning Class B     Note Security Balance        $49,370,000.00
Beginning Certificate Security Balance             $36,886,000.00
Beginning Overcollateralization Amount             $48,366,139.02
Beginning Class A-1 Adjusted Balance              $418,934,892.45
Beginning Class A-2 Adjusted Balance               $52,240,000.00
Beginning Class A-3 Adjusted Balance               $67,900,000.00
Beginning Class B    Adjusted Balance              $49,370,000.00
Beginning Certficate  Adjusted Balance             $36,886,000.00
Beginning Overcollateralization Amount             $48,366,139.02
Ending Class A-1 Note Security Balance            $399,563,415.88
Ending Class A-2 Note Security Balance             $52,240,000.00
Ending Class A-3 Note Security Balance             $67,900,000.00
Ending Class B    Note Security Balance            $49,370,000.00
Ending Certificate Security Balance                $36,886,000.00
Ending Overcollateralization Amount                $48,506,492.57
Ending Class A-1 Adjusted Balance                 $399,563,415.88
Ending Class A-2 Adjusted Balance                  $52,240,000.00
Ending Class A-3 Adjusted Balance                  $67,900,000.00
Ending Class B    Adjusted Balance                 $49,370,000.00
Ending Certficate  Adjusted Balance                $36,886,000.00
Ending Overcollateralization Amount                $48,506,492.57
Class A-1 Note Rate Capped at 13%                           5.83%
Class A-2 Note Rate Capped at 15%                           5.98%
Class A-3 Note Rate Capped at 15%                           6.08%
Class B    Note Rate Capped at 15%                          6.31%
Certificate Rate Capped at 16%                              6.66%
Class A-1 Interest Due                              $2,034,016.18
Class A-2 Interest Due                                $260,166.08
Class A-3 Interest Due                                $343,814.48
Class B Interest Due                                  $259,449.64
Certificate Yield  Due                                $204,602.03
Class A-1 Interest Paid                             $2,034,016.18
Class A-2 Interest Paid                               $260,166.08
Class A-3 Interest Paid                               $343,814.48
Class B Interest Paid                                 $259,449.64
Certificate Yield Paid                                $204,602.03
Class A-1 Unpaid Interest                                   $0.00
Class A-2 Unpaid Interest                                   $0.00
Class A-3 Unpaid Interest                                   $0.00
Class B     Unpaid Interest                                 $0.00
Certificate Unpaid Yield                                    $0.00
Class A-1 Principal Paid                           $19,371,476.58
Class A-2 Principal Paid                                    $0.00
Class A-3 Principal Paid                                    $0.00
Class B    Principal Paid                                   $0.00
Certificate    Principal Paid                               $0.00
OC           Principal Paid                                 $0.00
Beginning Class A-1 Net Charge-Off                          $0.00
Beginning Class A-2 Net Charge-Off                          $0.00
Beginning Class A-3 Net Charge-Off                          $0.00
Beginning Class B    Net Charge-Off                         $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A-1                            $0.00
Reversals Allocated to Class A-2                            $0.00
Reversals Allocated to Class A-3                            $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                    $140,353.55
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A-1                          $0.00
Charge-Offs Allocated to Class A-2                          $0.00
Charge-Offs Allocated to Class A-3                          $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A-1 Net Charge-Off                             $0.00
Ending Class A-2 Net Charge-Off                             $0.00
Ending Class A-3 Net Charge-Off                             $0.00
Ending Class B     Net Charge-Off                           $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Bond Balance Reconciliation    (should equal $0.00        ($0.00)
Certificate Balance/Participation Invested
Amount (Beginning of Month                                  5.48%
Designated Certificate / Certificate
Security (Balance Beginning of M                        1.000000%
Designated Certificate  - Beginning of Month          $368,860.00
Principal Payments in Respect of  Designated
Certificate (Sec. 3.05 (                                    $0.00
Designated Certificate  - End of Month                $368,860.00
Interest Payments in Respect of Designated
Certificate (Sec. 3.05 (ii                              $2,046.02
Designated Certificateholder Accelerated
Principal Payments - Beginni                        $3,962,139.02
Accelerated Principal Payment (Sec. 3.05 (vi))        $140,353.55
Payments to Holder of Designated Certificate
in respect to Acc. Prin.                                    $0.00
Designated Certificateholder Accelerated
Principal Payments - Ending                         $4,102,492.57
Designated Certificateholder Holdback Amount
(Beginning of Month)                               $44,404,000.00
Payments to Designated Certificates in
Reduction of Holdback Amount (                              $0.00
Designated Certificateholder Holdback Amount
(End of Month)                                     $44,404,000.00
Remaining Payments to Designated Certificates
(Sec. 3.05 paragraph fo                                     $0.00
Remaining Amounts to Issuer (Sec. 3.05 (x))           $949,490.68

Monthly Security  Report
Household Consumer Loan Trust 1996-2
Distribution Date                                      14-Jul-98
Payment Date:                                          15-Jul-98
Collection Period Beginning                            01-Jun-98
Collection Period Ending:                              30-Jun-98
Note and Certificate Accrual Beginning:                15-Jun-98
Note and Certificate Accrual Ending:                   15-Jul-98
Ending Pool Principal Balance                  $3,835,069,297.72
Series 1996-2 Participation Invested Amount      $654,465,908.45
Seller Amount                                     $189,376,631.32
Remittances on the Participation                   $23,423,015.67
Optimum Monthly Principal                          $19,231,123.03
Accelerated Principal Payment                         $140,353.55
Beginning Class A-1 Note Security Balance         $418,934,892.45
Beginning Class A-2 Note Security Balance         $52,240,000.00
Beginning Class A-3 Note Security Balance         $67,900,000.00
Beginning Class B Note Security Balance           $49,370,000.00
Beginning Certificate Security Balance            $36,886,000.00
Beginning Overcollateralization Amount            $48,366,139.02
Beginning Class A-1 Adjusted Balance              $418,934,892.45
Beginning Class A-2 Adjusted Balance              $52,240,000.00
Beginning Class A-3 Adjusted Balance              $67,900,000.00
Beginning Class B Adjusted Balance                $49,370,000.00
Beginning Certificate  Adjusted Balance           $36,886,000.00
Beginning Overcollateralization Amount            $48,366,139.02
Ending Class A-1 Note Security Balance            $399,563,415.88
Ending Class A-2 Note Security Balance            $52,240,000.00
Ending Class A-3 Note Security Balance            $67,900,000.00
Ending Class B Note Security Balance              $49,370,000.00
Ending Certificate Security Balance               $36,886,000.00
Ending Overcollateralization Amount               $48,506,492.57
Ending Class A-1 Adjusted Balance                 $399,563,415.88
Ending Class A-2 Adjusted Balance                 $52,240,000.00
Ending Class A-3 Adjusted Balance                 $67,900,000.00
Ending Class B Adjusted Balance                   $49,370,000.00
Ending Certificate  Adjusted Balance              $36,886,000.00
Ending Overcollateralization Amount               $48,506,492.57
Class A-1 Note Rate Capped at 13%                      5.826250%
Class A-2 Note Rate Capped at 15%                      5.976250%
Class A-3 Note Rate Capped at 15%                      6.076250%
Class B Note Rate Capped at 15%                        6.306250%
Certificate Rate Capped at 16%                         6.656250%
Class A-1 Interest Due                            $2,034,016.18
Class A-2 Interest Due                              $260,166.08
Class A-3 Interest Due                              $343,814.48
Class B Interest Due                                $259,449.64
Certificate Yield  Due                              $204,602.03
Class A-1 Interest Paid                           $2,034,016.18
Class A-2 Interest Paid                             $260,166.08
Class A-3 Interest Paid                             $343,814.48
Class B Interest Paid                               $259,449.64
Certificate Yield Paid                              $204,602.03
Class A-1 Unpaid Interest                                   $0.00
Class A-2 Unpaid Interest                                   $0.00
Class A-3 Unpaid Interest                                   $0.00
Class B Unpaid Interest                                     $0.00
Cetificate Unpaid Yield                                     $0.00
Class A-1 Principal Paid                           $19,371,476.58
Class A-2 Principal Paid                                    $0.00
Class A-3 Principal Paid                                    $0.00
Class B Principal Paid                                      $0.00
Certificate  Principal Paid                                 $0.00
OC Principal Paid                                           $0.00
Beginning Class A-1 Net Charge-Off                          $0.00
Beginning Class A-2 Net Charge-Off                          $0.00
Beginning Class A-3 Net Charge-Off                          $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A-1                            $0.00
Reversals Allocated to Class A-2                            $0.00
Reversals Allocated to Class A-3                            $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                    $140,353.55
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A-1                          $0.00
Charge-Offs Allocated to Class A-2                          $0.00
Charge-Offs Allocated to Class A-3                          $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A-1 Net Charge-Off                             $0.00
Ending Class A-2 Net Charge-Off                             $0.00
Ending Class A-3 Net Charge-Off                             $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Interest paid per $1,000 Class A-1                       2.561733
Principal paid per $1,000 Class A-1                     24.397326
Interest paid per $1,000 Class A-2                       4.980208
Principal paid per $1,000 Class A-2                      0.000000
Interest paid per $1,000 Class A-3                       5.063542
Principal paid per $1,000 Class A-3                      0.000000
Interest paid per $1,000 Class B                         5.255208
Principal paid per $1,000 Class B                        0.000000
Yield Paid per $1,000 Certificate                        5.546875
Principal Paid per $1,000 Certificate                    0.000000

Bloomberg Summary
Household Consumer Loan Trust 1996-2
Due Period                                                Jun-98
Monthly Payment Rate (including charge offs)                4.24%
Monthly Draw Rate                                           1.39%
Monthly Net Payment Rate                                    2.85%
Actual Payment Rate                                         2.85%
Annualized Cash Yield                                      19.45%
Annualized Gross Losses                                    10.07%
Annualized Portfolio Yield                                  9.38%
Weighted Coupon                                             5.95%
Excess Servicing                                            3.43%
Ending Overcollateralization Percentage (3 mo avg)          7.19%
Trigger Level                                               4.25%
Excess Overcollateralization                                2.94%
Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                               5.46%
      60-89 days (Del Stat 2)                               1.93%
      90+ days (Del Stat 3+)                                7.35%
Total Participation Balance (ending)               654,465,908.45